Consolidated Balance Sheets - USD ($) $ in Thousands	Jun. 30, 2016	Dec. 31, 2015	Dec. 31, 2014
Current assets:
Cash and cash equivalents	$ 261,386	$ 108,835	$ 32,627
Accounts receivable, net	22,981	19,094	9,264
Prepaid expenses and other current assets	16,799	8,546	4,458
Total current assets	301,166	136,475	46,349
Restricted cash	8,611	1,170	1,170
Property and equipment, net	20,544	14,058	6,751
Intangible assets, net	2,604	2,292	510
Goodwill	3,165	3,165
Other long-term assets	461	356	194
Total assets	336,551	157,516	54,974
Current liabilities:
Accounts payable	8,720	2,299	1,227
Accrued expenses and other current liabilities	42,140	31,998	17,798
Deferred revenue	8,707	6,146	4,173
Total current liabilities	59,567	40,443	23,198
Other long-term liabilities	9,751	448	582
Total liabilities	69,318	40,891	23,780
Commitments and contingencies (Note 11)
Stockholders' equity:
Convertible preferred stock, $0.001 par value per share, issuable in Series A, B, C, D, E and T: Authorized shares 47,495,880, 58,976,739 and none as of December 31, 2014 and 2015 and June 30, 2016 (unaudited); Issued and outstanding shares 42,482,490, 54,508,441 and none as of December 31, 2014 and 2015 and June 30, 2016 (unaudited), actual; aggregate liquidation preference of $111.9 million, $241.6 million and none as of December 31, 2014 and 2015 and June 30, 2016 (unaudited), actual		239,911	111,691
Common stock, $0.001 par value per share: Authorized shares 77,000,000, 102,000,000 and 1,100,000,000 as of December 31, 2014 and 2015 and June 30, 2016 (unaudited); Issued and outstanding shares 17,446,051, 17,324,003 and 84,526,093 as of December 31, 2014 and 2015 and June 30, 2016 (unaudited), actual	85	17	17
Additional paid-incapital	430,016	22,103	8,920
Accumulated deficit	(162,868)	(145,406)	(89,434)
Total stockholders' equity	267,233	116,625	31,194
Total liabilities and stockholders' equity	$ 336,551	$ 157,516	$ 54,974